UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2008

GOLDEN PATRIOT, CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33065 (Commission File Number)	98-0216152 (IRS Employer Identification No.)

626 Reckson Plaza, Uniondale, NY (Address of principal executive offices)	11556 (Zip Code)

Registrant's telephone number, including area code 516-522-2823

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 22, 2008, we entered into an Asset Purchase Agreement with Canasia Industries Corporation (“Canasia”) to sell our 100% interest in the Debut Gold Property, consisting of 16 claims near Elko, Nevada.  The Asset Purchase Agreement requires Canasia to pay us $35,000 and to issue us 350,000 common shares of Canasia, subject to a 30 day due diligence period and regulatory approval.

In December 2006, we entered into an option agreement with Canasia to sell a 50% interest in the property in consideration of Canasia spending $1,000,000 in exploration over ten years.  The Asset Purchase Agreement supersedes the previous option agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Asset Purchase Agreement with Canasia Industries Corporation dated July 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2008

GOLDEN PATRIOT, CORP.

By:  /s/ Bradley Rudman
Name:  Bradley Rudman
Title:     President & Director